                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
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                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

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
                                   HEARx LTD.
                             1250 NORTHPOINT PARKWAY
                         WEST PALM BEACH, FLORIDA 33407

                                    NOTICE OF

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 18, 1998

NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of HEARx Ltd., a Delaware corporation ("Company"), will be held at The Princeton Club of New York, 15 West 43rd Street, New York, New York 10036-7497, on May 18, 1998, at 10:00 A. M. Eastern Time, to consider and act upon:

1. The election of five directors of the Company, each to hold office until the next Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified, or as otherwise provided by the Bylaws or statute;

2. The ratification of the selection of BDO Seidman LLP as the Company's independent certified public accountants for its fiscal year ending December 25, 1998; and

3. The transaction of such other business as may properly come before the meeting.

The close of business on March 31, 1998 has been fixed as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the meeting. The voting rights of the stockholders are described in the Proxy Statement.

                                             By order of the Board of Directors,



                                             Tommy E. Kee
                                             Vice President,
                                             Secretary and Treasurer

April 6, 1998

PLEASE SPECIFY YOUR CHOICES, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                   HEARx LTD.
                             1250 Northpoint Parkway
                         West Palm Beach, Florida 33407

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS

                           To be held on May 18, 1998

         This Proxy Statement, with the accompanying proxy card, is being mailed or given to stockholders commencing on or about April 6, 1998, in connection with the solicitation of proxies by the Board of Directors of HEARx Ltd. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held at The Princeton Club of New York, 15 West 43rd Street, New York, New York 10036-7497, on Monday, May 18, 1998, at 10:00 A.M. Eastern Time and at any adjournment or adjournments thereof.

PROXY PROCEDURE

         If the enclosed proxy card is properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the stockholder's directions or, if no directions are indicated, the shares will be voted in accordance with the recommendations of the Board of Directors as specified in this Proxy Statement. The Board of Directors does not know of any other business to be brought before the meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder. Any stockholder executing a proxy may revoke that proxy at any time prior to the voting thereof either by delivering written notice to the Secretary of the Company or by voting in person at the meeting.

PROXY SOLICITATION

         All costs of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, the Company may utilize the services of some of the officers and regular employees of the Company (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone. The Company will request banks, brokers, custodians, nominees and fiduciaries to forward copies of the proxy solicitation materials to beneficial owners and to request authority for the execution of proxies. The Company will reimburse such persons or entities for their expenses in so doing.

VOTING AT MEETING

         Holders of record of shares of Common Stock, par value $.10 per share ("Common Stock"), as of the close of business on March 31, 1998, are entitled to notice of, and to vote at, the meeting. As of that date, there were outstanding 100,794,250 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held. The holders of a majority of the shares of Common Stock issued and outstanding as of the close of business on March 31, 1998, will constitute a quorum at the meeting. Those five director nominees receiving the greatest number of votes will be elected as directors. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required to approve each matter presented to the meeting other than the election of directors.

         Under the Delaware General Corporation Law, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. Shares of Common Stock represented by proxies that are marked "withhold authority" with respect to the election of one or more nominees for director and abstentions with respect to the other proposals have the same effect as if the shares represented thereby were voted against such nominee or nominees and against such other matters, respectively. Broker non-votes will be treated as not represented at the meeting as to any matter for which a non-vote is indicated on the broker's proxy.

         The Company's principal executive offices are located at 1250 Northpoint Parkway, West Palm Beach, Florida 33407.

                              ELECTION OF DIRECTORS
                                 PROPOSAL NO. 1

         Five directors of the Company are to be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified, or as otherwise provided by the Company's Bylaws or by statute.

         The Board of Directors has nominated the five persons hereinafter named for election as directors, all of whom are presently serving as such. Mr. Gitterman was appointed to the Board by the Board of Directors in November 1997 to fill the vacancy created by the death of Fred N. Gerard. All other members of the Board have been previously elected as directors by the Company's stockholders. It is intended that the shares represented by the enclosed proxy will be voted for the election of these five nominees (unless such authority is withheld by a stockholder). In the event that any of the nominees should become unable or unwilling to serve as a director (which is not anticipated), it is intended that the proxy will be voted for the election of such person or persons, if any, as shall be designated by the Board of Directors.

         The nominees for election as directors are:

                                                              Director Position with
         Names and Ages                    Since              the Company
         --------------                    -----              -----------
         Paul A. Brown, M.D.                1986              Chairman of the Board and
                  (60)                                        Chief Executive Officer

         Stephen J. Hansbrough              1997              President, Chief Operating
                  (51)                                        Officer and Director

         Thomas W. Archibald                1993              Director
                  (60)

         David J. McLachlan                 1986              Director
                  (59)

         Joseph L. Gitterman III            1997              Director
                  (61)

         Paul A. Brown, M.D., holds an A.B. from Harvard College and an M.D. from Tufts University School of Medicine. From 1970 to 1984, Dr. Brown was Chairman of the Board of MetPath Inc., a New Jersey-based corporation offering a full range of clinical laboratory services to physicians and hospitals, which he founded in 1967 while a resident in pathology at Columbia Presbyterian Medical Center in New York City. MetPath developed into the largest clinical lab in the world with over 3,000 employees and was listed on the American Stock Exchange prior to being sold to Corning in 1982 for $140 million. Dr. Brown is the past Chairman of the Board of Overseers of Tufts University School of Medicine as well as an emeritus member of the Board of Trustees of Tufts University, a member of the Visiting Committee of the Boston University School of Medicine and a part-time lecturer in pathology at Columbia University of Physicians and Surgeons. Dr. Brown has also served as a member of the Board of Directors of UroCor, Inc. since 1988.

         Stephen J. Hansbrough, President, Chief Operating Officer and Director joined the Company in December 1993. Mr. Hansbrough has an extensive background in the retail arena. He served as Chairman and Chief Executive Officer of Dart Drug Stores until 1988. Subsequently and prior to joining the Company, he was an independent consultant specializing in turn-around and start-up operations primarily in the retail field.

         Thomas W. Archibald attended the London School of Economics and received a B.A. degree in economics from Denison University and a Juris Doctor degree from the Ohio State University Law School. He retired from The Bank of New York in 1995 where he served as Executive Vice President of the Personal Trust Sector. He had held that position at Irving Trust Company when it merged with The Bank of New York in 1988. Mr. Archibald is a past Director of Group Health Incorporated, the only not-for-profit health insurance carrier chartered to operate throughout New York State.

         David J. McLachlan holds an A.B. Degree in engineering from Harvard College and an M.B.A. Degree from Harvard Graduate School of Business Administration. He has been the Executive Vice President of Genzyme Company since December 1989. Prior to that he was the Vice President, Treasurer and Chief Financial Officer of Adams-Russell Co., Inc., an owner and operator of cable television systems and Adams-Russell Electronics, Inc., a defense electronics manufacturer.

         Joseph L. Gitterman III attended the University of Virginia and Columbia University. He is the manager of EIP Group LLC, an investing, trading and consulting firm which he founded in 1994. Until 1994, he was the Senior Managing Director of LaBranche & CO. He was a member of the New York Stock Exchange for over thirty years and was appointed a Governor in 1986. At the New York Stock Exchange, he was on over fourteen committees, serving as chairman of some of them. He is a director of Classic Turf Co., Intrepid International, Mill Bridge Inc. and Custom Data Services. He is also a trustee of the Margaret Bartlett Foundation, the Steep Rock Association and the Westminster School

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY.

DIRECTORS' COMPENSATION, MEETING ATTENDANCE AND COMMITTEES

         The Board of Directors received no cash compensation during the fiscal year ended December 26, 1997 and will not receive any such compensation during the current fiscal year. The Company does reimburse out-of-pocket expenses for attendance at meetings. Messrs. Archibald and McLachlan each received on May 22, 1997 an option to acquire 15,000 shares of Common Stock at a price of $1.875 per share (the then fair market value of such shares), pursuant to the Company's stockholder approved Non-Qualified Stock Option Plan for Non-Employee Directors. These options are exercisable for a period of ten years and vested immediately. Under the Plan, each non-employee director elected at the 1998 Annual Meeting will be entitled to receive options for 15,000 shares of Common Stock, exercisable at the then fair market value.

         There were five meetings of the Board of Directors during the fiscal year ended December 26, 1997. Each of the incumbent directors attended all of the meetings of the Board of Directors and all the meetings of the committee on which they serve, held while they were on the Board and such committee, in the year ended December 26, 1997.

         The standing committee of the Board of Directors is the Audit Committee. The Board has not appointed a nominating committee or a compensation committee.

         Messrs. Archibald, McLachlan and Gitterman are members of the Audit Committee. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Company as well as the suitability of internal financial controls, and to review and approve the scope and performance of the independent auditors' work. The Audit Committee met once during the fiscal year ended December 26, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officers, directors and such beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended December 26, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten-percent beneficial owners were complied with except as follows: for Paul A. Brown, one transaction was reported late for the 1997 fiscal year; for Stephen J. Hansbrough, one transaction was reported late for the 1996 fiscal year, and one transaction was reported late for the 1995 fiscal year; and for James W. Peklenk, one transaction was reported late for the 1997 fiscal year, and one transaction was reported late for the 1996 fiscal year.

EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Company and its subsidiaries during the 1997, 1996 and 1995 fiscal years, of those persons who were at fiscal year-end 1997 (i) the Chief Executive Officer and (ii) the other executive officers whose salary and bonus exceeded $100,000 (these three persons are hereafter referred to as the "Named Executive Officers"):


=============================================================================================================

                                         SUMMARY COMPENSATION TABLE
=============================================================================================================

                                                  Annual Compensation
                                                  -------------------                          All Other
Name and                           Year          Salary          Bonus         Options       Compensation
Principal Position                                ($)             ($)            (#)
-------------------------------------------------------------------------------------------------------------
Paul A. Brown, M.D.(1)             1997            $200,000         $70,000           -0-         -0-
 Chairman and Chief                1996             100,000             -0-           -0-         -0-
 Executive Officer                 1995                 -0-             -0-           -0-         -0-

Stephen J. Hansbrough              1997            $175,000         $50,000           -0-         -0-
 President and Chief               1996             151,462          18,510       175,000         -0-
 Operating Officer                 1995             124,000          62,000     1,100,000         N/A

James W. Peklenk                   1997            $100,000         $20,000        25,000         -0-
 Vice President - Finance          1996              83,846          20,000       125,000         -0-
 Chief Financial Officer           1995                 N/A             N/A           N/A         N/A

-------------------------------------------------------------------------------------------------------------

(1)      Dr. Brown began receiving an annual salary of $200,000 on July 1, 1996.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information with respect to the grants of options to the Named Executive Officers to purchase Common Stock during the fiscal year ended December 26, 1997:


---------------------------------------------------------------------------------------------------------------

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                          PERCENT OF TOTAL                              ANNUAL RATES OF STOCK
                             OPTIONS      OPTIONS GRANTED                                 PRICE APPRECIATION
                             GRANTED        EMPLOYEES IN      EXERCISE    EXPIRATION       FOR OPTION TERM
NAME                            (#)         FISCAL YEAR        PRICE         DATE           5%        $10%
-------------------------------------------------------------------------------------------------------------

Paul A. Brown, M.D.             -0-             N/A             ---           ---          ---         ---

Stephen J. Hansbrough           -0-             N/A             ---           ---          ---         ---

James W. Peklenk               25,000            3%            $1.875       5/22/07      $49,219     $51,563
---------------------------------------------------------------------------------------------------------------


OPTION EXERCISES AND AGGREGATED FISCAL YEAR END OPTION VALUES

         The following table sets forth information with respect to stock option exercises, unexpired options to purchase shares of the Company's Common Stock and the value of such unexercised options granted in fiscal years prior to 1997 and held by the Named Executive Officers as of the end of fiscal 1997:


---------------------------------------------------------------------------------------------------------------

                              Shares                          Number of               Value of Unexercised
                           Acquired on     Value        Unexercised Options at       In-the-Money Options at
                             Exercise     Realized         Fiscal Year-End               Fiscal Year-End
                               (#)          ($)                  (#)                           ($)
---------------------------------------------------------------------------------------------------------------

Name                                                  Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------
Paul A. Brown, M.D.            -0-          $-0-             100,000/-0-                    $-0-/$-0-

Stephen J. Hansbrough         50,000      $68,125         1,011,250/856,250             $655,281/$272,141

James W. Peklenk               -0-          $-0-            56,250/143,750                  $-0-/$-0-
---------------------------------------------------------------------------------------------------------------

REPORT OF THE BOARD OF DIRECTORS ON COMPENSATION

         The Company's executive compensation program is administered by the Board of Directors. In addition to base salary, compensation for the Company's executive officers may include annual performance bonuses, stock options pursuant to the Company's stock option plan and otherwise and stock grants pursuant to the Company's stock bonus plan. It is the intention of the Board of Directors to use salary and bonuses as compensation for current and past performance, while using stock options and restricted stock grants to provide incentives for superior long-term performance.

         To establish compensation for the Company's executive officers, the Board of Directors uses subjective performance evaluations, compensation statistics of other similar sized health care organizations and, with respect to executive officers other than Dr. Brown, the salary and bonus recommendations of Dr. Brown. In consideration of the Company's financial position, in 1993 Dr. Brown determined to waive payment of any cash compensation to him until the Company could achieve two successive quarters of profitability. In 1996, in light of the improved financial position of the Company as a result of the successful completion of the combined $30 million private placement of the Company's securities and the fourteen additional contracts that were signed with health care providers during that year, the Board of Directors determined to reinstate Dr. Brown's cash compensation at an annual rate of $200,000. During 1997, Dr. Brown also received an annual bonus of $70,000 for his successful completion of an additional $10 million private placement of the Company's securities and the signing of additional contracts with health care providers.

                           BOARD OF DIRECTORS
                           Paul A. Brown, M.D. - Chairman
                           Stephen J. Hansbrough
                           Thomas W. Archibald
                           David J. McLachlan
                           Joseph L. Gitterman III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Dr. Brown is the Chairman of the Board of Directors and the Company's Chief Executive Officer. Mr. Hansbrough is the President and Chief Operating Officer of the Company. The other members of the Board of Directors are not employees or former employees of the Company.

COMMON STOCK PERFORMANCE

         As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performance of other companies. The closing price of the Common Stock at December 26, 1997 was $1.5625 per share. The Common Stock has been traded on the American Stock Exchange since March 15, 1996. Prior thereto, the Common stock was traded on the over-the-counter market with prices being reported by the National Association of Securities Dealers, Inc., OTC Bulletin Board Service. The Company has selected each of the AMEX Market Value Index and the Hambrecht & Quist Healthcare (excluding biotechnology) Index. The graph below reflects all comparison indexes and depicts a comparison of five-year cumulative total returns for each of the Company, the AMEX Market Value Index and the Hambrecht and Quist Healthcare Index, excluding biotechnology.


                COMPARISON OF FIVE YEARS CUMULATIVE TOTAL RETURN*
              AMONG HEARx LTD., THE AMEX MARKET VALUE INDEX AND THE
                HAMBRECHT AND QUIST HEALTHCARE INDEX, EXCLUDING
                                  BIOTECHNOLOGY


                                    [CHART]


                                                          Cumulative Total Return
                                         ----------------------------------------------------------
                                           12/92    12/93   12/94    12/95      12/96       12/97
HEARX LTD.                     EAR        100.00   71.43    78.57    146.43     321.43      178.57

AMEX MARKET VALUE              IXAX       100.00  119.52   108.63    137.32     146.10      177.20

H & Q HLTHCARE-EXCL BIOTECH    IHH-       100.00   71.62    76.10    126.71     140.67      167.64


*  $100 INVESTED ON 12/31/92 IN STOCK OR INDEX -
   INCLUDING REINVESTMENT OF ALL DIVIDENDS.
   FISCAL YEARS ENDING DECEMBER 31

RELATED PARTY TRANSACTIONS

         Pursuant to a series of agreements, the first of which was executed in October, 1991, between the Company and Minnesota Mining and Manufacturing Company ("3M"), 3M acquired from the Company or obtained options to acquire from the Company a total of seven series of Senior Preferred Stock, par value $1.00 per share, at varying purchase prices. The Company also entered into a number of different arrangements with 3M pursuant to which the Company became an authorized distributor of hearing aids manufactured by 3M. This arrangement terminated as a result of the divestiture by 3M of its hearing aid operation.

         The terms of each series of Senior Preferred Stock subscribed for by or subject to options granted to 3M provided that upon the listing of the Common Stock on the American Stock Exchange, the outstanding Senior Preferred Stock and the options to acquire shares of Senior Preferred Stock would be automatically converted into shares of Common Stock and the right to acquire shares of Common Stock, respectively. Accordingly, on March 15, 1996, when the Common Stock was listed on the American Stock Exchange, 3M's holdings of Senior Preferred Stock were automatically converted into 8,882,400 shares of Common Stock. As of the end of fiscal year 1997, 3M had exercised options to acquire 11,000 additional shares of Common Stock of a total of 1,100,000 shares subject to options held by 3M. Since the end of fiscal year 1997, 3M has exercised the remaining options it held.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of February 27, 1998, the names of all persons known by the Company to be the beneficial owners of more than five percent of the Common Stock. On February 27, 1998, there were 100,787,425 shares of Common Stock issued and outstanding.


                                                       Amount and Nature
          Title       Name and Address of                of Beneficial            Percent of
          Class       Beneficial Owner                    Ownership                Class
          -----       ----------------                    ---------                -----
Common Stock          Paul A. Brown, M.D.                 11,544,178 (1)         11.4%
                      1250 Northpoint Parkway
                      West Palm Beach, FL  33407

Common Stock          Minnesota Mining and                 8,969,931              8.9%
                      Manufacturing Company
                      3M Center
                      St. Paul, MN  55144

---------------------

(1) Includes 100,000 shares of Common Stock subject to non-qualified options, all of which are currently exercisable.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of February 27, 1998, the number of shares of Common Stock owned beneficially by each director, each Named Executive Officer and by all directors and executive officers as a group.


                                       Amount and Nature of        Percent of
Name                               Beneficial Ownership (1)          Class
----                               ------------------------          -----
Paul A. Brown, M.D.                          11,544,178 (2)           11.4%

Stephen J. Hansbrough                         1,161,613 (3)            1.1%

James W. Peklenk                                 66,450 (4)             *

David J. McLachlan                              400,459 (5)             *

Thomas W. Archibald                             261,700 (6)             *

Joseph L. Gitterman III                  1,307,918 (7)                 1.3%

All directors and                       14,742,318 (8)                14.4%
executive officers
as a group (6 persons)

* Less than 1%

---------------------

(1) The named individuals have both sole investment power and sole voting power with respect to all securities listed as beneficially owned by them.

(2) Includes 100,000 shares of Common Stock subject to non-qualified options, all of which are currently exercisable.

(3) Includes 1,036,250 employee stock options, which are currently exercisable (or exercisable within 60 days).

(4) Includes 66,250 employee stock options, which are currently exercisable (or exercisable within 60 days).

(5) Includes (i) 120,000 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable, and
         (ii) 30,000 shares of Common Stock issuable upon the exercise of Common Stock purchase warrants acquired as part of a 1989 private placement.

(6) Includes 75,000 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable.

(7) Includes 127,500 shares of Common Stock issuable upon the exercise of warrants acquired as part of the 1993 private placement.

(8) Includes 1,555,000 shares of Common Stock issuable upon the exercise of options and warrants, which are currently exercisable (or exercisable within 60 days).

                      RATIFICATION OF SELECTION OF AUDITORS

                                 PROPOSAL NO. 2

         The Board of Directors has selected the accounting firm of BDO Seidman LLP as the Company's independent certified public accountants for its fiscal year ending December 25, 1998. BDO Seidman LLP has served as the Company's independent certified public accountants since the 1993 fiscal year. Stockholder ratification of the selection is not required under the laws of the State of Delaware, but the Board has nevertheless decided to ascertain the views of stockholders in this regard. If the selection of such firm is not ratified at the meeting, the Board will consider the selection of other auditors.

         One or more representatives of BDO Seidman LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. In addition, they will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR ITS FISCAL YEAR ENDED DECEMBER 25, 1998.

                                  OTHER MATTERS

         As of the date hereof, the Board of Directors knows of no other matters, which are likely to be presented for consideration at the meeting. However, in the event any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         All proposals of stockholders of the Company intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company no later than December 7, 1998, in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

                                             By Order of the Board of Directors,



                                             Tommy E. Kee
                                             Vice President,
                                             Secretary and Treasurer

April 6, 1998

        --------------

        --------------

1. The election of the following nominees      FOR all nominees  [ ]       WITHHOLD AUTHORITY to vote      [ ]      *EXCEPTIONS  [ ]
   as directors of the Company.                listed below                for all nominees listed below

Nominees: Paul A. Brown, M.D., Stephen J. Hansbrough, Thomas W. Archibald, David
J. McLachlan and Joseph L. Gitterman III.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions
           ---------------------------------------------------------------------

2. With respect to the ratification of the selection of the auditors referred to in the Proxy Statement.

      FOR   [ ]                    AGAINST    [ ]              ABSTAIN    [ ]


3. The transaction of such other business as may properly come before the meeting and any and all adjournments thereof.


                                                    Change of Address and  [ ]
                                                    or Comments Mark Here




                                 (Please sign exactly as your name(s) appear(s) hereon. Joint holders must each sign. Persons signing as executors, administrators, trustee, guardians, etc. will please so indicate when signing.)


                                 Dated:                                    ,1998
                                       ------------------------------------


                                 ----------------------------------------------
                                            Signature(s) of Stockholder(s)


                                 ----------------------------------------------
                                            Signature(s) of Stockholder(s)


                                 VOTES MUST BE INDICATED       [X]
                                 (X) IN BLACK OR BLUE INK.


PLEASE DATE, SIGN AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.





                                   HEARx LTD.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD ON MAY 18, 1998

    The undersigned stockholder(s) of HEARx Ltd. ("Company") hereby appoint(s) Paul A. Brown, M.D., Stephen J. Hansbrough and Tommy E. Kee, and each of them, proxies with full power to vote all shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Princeton Club of New York, 15 West 43rd Street, New York, New York 10036-7497 on Monday, May 18, 1998, at 10:00 A.M., Eastern Time, and at any and all adjournments thereof, on the following matters.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S DIRECTIONS HEREIN, BUT WHERE NO DIRECTIONS ARE INDICATED, SAID SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, FOR THE RATIFICATION OF THE SELECTION OF THE AUDITORS, AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE COMPANY'S PROXY STATEMENT, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

                                                   HEARx LTD.
                                                   P.O. BOX 11319
                                                   NEW YORK, N.Y. 10203-0319

(Continued and to be SIGNED on the reverse side)